EXHIBIT 99(ii)

Pro forma financial statements consolidating the Company with Yuxin for the eleven month period ended November 30, 2004.

Contents:

MOEN AND COMPANY
CHARTERED ACCOUNTANTS

Member:
Canadian Institute of Chartered Accountants
Institute of Chartered Accountants of British Columbia
Institute of Management Accountants (USA) (From 1965)

Registered with:
Public Company Accounting Oversight Board (USA) (PCAOB)
Canadian Public Accountability Board (CPAB)
Canada - British Columbia Public Practice Licence

Securities Commission Building
PO Box 10129, Pacific Centre
Suite 1400 – 701 West Georgia Street
Vancouver, British Columbia
Canada V7Y 1C6

Telephone: (604) 662-8899
Fax: (604) 662-8809
Email: moenca@telus.net

Report of Independent Registered Public Accounting Firm

Board of Directors of
Starsoft, Inc.

We have reviewed the pro forma adjustments reflecting the transactions described in Note 1 and the application of those adjustments to the historical amounts in the accompanying pro forma consolidated balance sheet of Starsoft, Inc. as of November 30, 2004. Such pro forma adjustments are based on management's assumptions as described in Note 2. Starsoft, Inc.'s management is responsible for the pro forma financial information.

Our review was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments and the application of those adjustments to historical financial information. Accordingly, we do not express such an opinion.

The objective of this pro forma financial information is to show what the significant effects on the historical financial information might have been had the transactions occurred at an earlier date. However, the pro forma consolidated balance sheet is not necessarily indicative of the related effects on the financial position that would have been attained had the above-mentioned transactions actually occurred earlier.

Based on our review, nothing came to our attention that cause us to believe that management's assumptions do not provide a reasonable basis for presenting the significant effect directly attributable to the above-mentioned transactions described in Note 1, that the related pro forma adjustments do not give appropriate effect to those assumptions, or that the pro forma column does not reflect the proper application of those adjustments to the historical financial information in the pro forma consolidated balance sheet as of November 30, 2004.

Moen and Company

"Moen and Company"

("Signed")

Vancouver, B.C., Canada
February 18, 2005

STARSOFT, INC.
Pro Forma Consolidated Balance Sheet
(Expressed in US Dollars)

	Starsoft, Inc. September 30, 2004 (Unaudited)	Fujian Yuxin Electronic Equipment Co., Ltd. November 30, 2004 (Unaudited)		Pro Forma Adjustments	Pro Forma Consolidated
Assets					
Current Assets					
Cash and cash equivalents	$ 1,099	$ 945,151	$ (f)	2,700,000	$ 3,646,250
			(b)	300,000	
			(b)	(300,000)	
Accounts receivable		1,009,073			1,009,073
Inventories		924,588			924,588
Taxes refundable		261,018			261,018
Prepaid expenses and deposits		117,409			117,409
Total Current Assets	1,099	3,257,239		2,700,000	5,958,338
Acquisition of subsidiary			(a)	3,500,000	
			(h)	(3,500,000)	
Capital assets		4,820,642			4,820,642
Intangible assets		3,081,154			3,081,154
Total assets	$ 1,099	$ 11,159,035	$	2,700,000	$ 13,860,134
Liabilities and Stockholders' Equity					
Current Liabilities					
Accounts payable and accrued liabilities	$	$ 668,911	$ (b)	300,000	$ 968,911
Short term loans		3,514,934			3,514,934
Wages and benefits payable		29,898			29,898
Loan from related parties	5,350				5,350
			(b)	(300,000)	
Agreement payable on acquisition of subsidiary			(a)	3,500,000	3,200,000
Total Current Liabilities	5,350	4,213,743		3,500,000	7,719,093
Stockholders' Equity					
			(f)	2,000	
Capital stock	2,120	3,600,000	(h)	(154,708)	3,449,412
			(f)	2,698,000	
Additional paid in capital	68,880	1,033,175	(h)	(1,033,175)	2,766,880
	71,000	4,633,175		1,512,117	6,216,292
Retained earnings (Deficit)	(75,251)	2,312,117	(h)	(2,312,117)	(75,251)
Total stockholders' equity	(4,251)	6,945,292		(800,000)	6,141,041
Total liabilities and stockholders' equity	$ 1,099	$ 11,159,035	$	2,700,000	$ 13,860,134

STARSOFT, INC.

Pro Forma Consolidated Statement of Income

For Eleven Month Period Ended November 30, 2004
(Expressed in US Dollars)

	Starsoft, Inc. (Unaudited)	Fujian Yuxin Electronic Equipment Co., Ltd. (Unaudited)	Pro Forma Adjustments	Pro Forma Consolidated
Revenue	$	$ 9,041,273	$	$ 9,041,273
Cost of goods sold		6,108,680		6,108,680
Gross profit		2,932,593	-	2,932,593
Gross profit percentage		32.44%		32.44%
Selling expenses		185,448		185,448
General and administrative expenses	2,991	920,597		923,588
Financing expenses		179,806		179,806
Total expenses	2,991	1,285,851	-	1,288,842
Profit (Loss) before income taxes	(2,991)	1,646,742		1,643,751
Income taxes		279,703		279,703
Net profit (loss) for the period	$ (2,991)	$ 1,367,039	$ -	$ 1,364,048
Basic and Diluted Earnings per share	$ 0.00			

STARSOFT, INC.

Pro Forma Consolidated Statement of Income

For Twelve Month Period Ended December 31, 2003
(Expressed in US Dollars)

	Starsoft, Inc. (Audited)	Fujian Yuxin Electronic Equipment Co., Ltd. (Audited)	Pro Forma Adjustments	Pro Forma Consolidated
Revenue	$	$ 8,729,315	$	$ 8,729,315
Cost of goods sold		5,842,108		5,842,108
Gross profit		2,887,207		2,887,207
Gross profit percentage		33.07%		33.07%
Selling expenses		165,629		165,629
General and administrative expenses	252	249,369		249,621
Financing expenses		163,131		163,131
Loss on discontinued operations		131,536		131,536
Gain on extinguishment of debt		(168,422)		(168,422)
Total expenses	252	541,243	-	541,495
Profit (Loss) before income taxes	(252)	2,345,964		2,345,712
Income taxes		360,546		360,546
Net profit (loss) for the period	$ (252)	$ 1,985,418	$ -	$ 1,985,166
Basic and Diluted				
Earnings per share	$ 0.00			

Note 1. PROPOSED TRANSACTIONS:

Agreement dated December 16, 2004, whereby Starsoft, Inc. ("Starsoft") entered into a stock purchase agreement to purchase 100% of the issued shares of Eastway Global Investment Limited ("Eastway") and Eastway's wholly owned subsidiary Fujian Yuxin Electronic Equipment Co., Ltd. from Mr. Hendrik Tjandra, the sole shareholder of Eastway. The consideration is $3,500,000 (including a down payment of $300,000) over staggered dates to be satisfied in full by August 31, 2005, and 12,720,000 common stock of Starsoft with an earn-out bonus to be paid in additional shares of Starsoft common stock, in equal parts, to Hendrik

Note 2. PROPOSED ASSUMPTIONS:

(a) Completion of the acquisition in note 1 above

(b) The raising of funds that total $300,000 and the payment of $300,000 as a down payment on the purchase price.

(c) Cancellation of 12,720,000 common stock previously issued to Marvin Wosk, a former director of Starsoft.

(d) After (a) and (c) above, issuance of 12,720,000 common stock as partial consideration for the agreement in note 1 above.

(e) Agreement payable for $3,200,000 covering balance of cash payable on purchase agreement in note 1 above, due by August 31, 2005, recorded as a current liability in the attached pro forma consolidated balance sheet.

(f) In accordance with Statement of Financial Accounting Standards (SFAS) No. 141, Starsoft does not accrue contingent obligations for the proposed transactions prior to the attainment of the objectives.

(g) On January 31, 2005 the board of directors of Starsoft, Inc. authorized the issuance of 2,000,000 shares of restricted common stock to Pictet International Management Limited, in exchange for cash consideration of $1.50 a share for an aggregate of $3,000,000 pursuant to the terms of a subscription agreement subsequently dated February 2, 2005. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act of 1993, as amended ("Securities Act"). The Company paid a ten percent (10%) sales commission to an unrelated party in connection with this transaction, for net proceeds of $2,700,000, $2,000 of which is par value and $2,698,000 is additional paid in capital.

(h) Consolidating entry as disclosed.